EXHIBIT 10.13
INDIVIDUAL INDEFINITE EMPLOYMENT AGREEMENT EXECUTED BY THE PARTY OF T.F.M., S.A. DE C.V., REPRESENTED HEREIN BY MR. JUAN EZEQUIEL VERGARA KURI, HEREINAFTER TO BE REFERRED TO AS “THE COMPANY” AND BY THE PARTY OF MR. CESAR ALFREDO POLACK, APPEARING ON HIS OWN BEHALF, HEREINAFTER TO BE REFERRED TO AS “THE EMPLOYEE”, IN ACCORDANCE WITH THE FOLLOWING DECLARATIONS AND CLAUSES:
D E C L A R A T I O N S
I. “THE COMPANY” hereby declares:
a)	To be a company duly constituted in accordance with Mexican law, as accredited by Public Instrument number 50,413, dated November 22, 1996, notarized by Mr. Miguel Alessio Robles, Mexico City Notary Public number 19; To reside at Avenida Periférico Sur 4829, 4th floor, Colonia Parques del Pedregal, Delegación Tlalpan, Mexico City, Mexico, 13010.
b)	That “THE COMPANY” requires the services of “THE EMPLOYEE” to perform the duties of the position of VICE-PRESIDENT OF INFRASTRUCTURE, to include all activities inherent to and/or associated with their primary employment obligation;

II.	“THE EMPLOYEE” hereby declares:
a)	To be of PERUVIAN nationality, to be 49 years of age, and to reside at ANTONIO CASO # 155, COL. COLINAS DE SAN JERONIMO, MUNICIPALITY OF MONTERREY, N.L., address indicated to receive all class of notifications; and to also be MALE and MARRIED.
b)	To be duly and legally authorized to enter into this agreement, and to also hold the studies, know-how, and the experience required and essential for the development of the activities required of the position described in point b) to declaratory statement I herein;
c)	To be in perfect health in order to perform the duties for which “THE EMPLOYEE” is contracted, expressly affirming to not suffer from any professional or medical disease, physical or mental, contagious or incurable; and to also not be addicted to the consumption of any class of illegal drugs or narcotics, or to suffer from alcoholism.

III.	“BOTH PARTIES” hereby jointly declare:
a)	That the parties enter into this Individual Employment Agreement of their own free will and consent to formalize the legal-employment relationship between the parties; in accordance with the preceding declaratory statements, being subject to compliance with the following:
“C L A U S E S”
FIRST: “THE DURATION OF THIS AGREEMENT”.- Both parties hereby agree that this Agreement shall be executed for an indefinite period; “THE COMPANY” retaining their rights in the event, at the discretion of “THE COMPANY”, “THE EMPLOYEE” lacks the capacity, aptitude, abilities, and/or any other requirements indicated in the DECLARATIONS to this Agreement, to hold the position subject of the present.
SECOND: “THE SERVICES RENDERED”.- “THE EMPLOYEE” shall render their personal and professional services to “THE COMPANY” to perform the duties of the position described in the Chapter referring to the Declaratory Statements, and shall labor under the direction, dependence, subordination, and coordination of “THE COMPANY”, and shall also carry out all activities derived from and related to, but not limited to, their primary obligations.
THIRD: “PLACE OF WORK”.- “THE EMPLOYEE” shall render the services contracted under the terms of this agreement and in accordance with the declarations and clauses preceding at the address of the “THE COMPANY” defined in Declaratory Statement I point a) herein, or at any location so indicated by “THE COMPANY”; “THE EMPLOYEE” hereby expressly consents to any transfer or relocation to any site where “THE COMPANY” requires the services of “THE EMPLOYEE”.

FOURTH: “SALARY”.- “THE EMPLOYEE” shall receive a Salary for services rendered to “THE COMPANY” in the monthly amount of $ 128,700.00, which shall be paid in Mexican pesos at the address of “THE COMPANY” or at the location mutually agreed upon by the parties. Also, in relation to the ELEVENTH clause herein, the weekly days off “THE EMPLOYEE” has the right to enjoy shall, in terms of remuneration, be covered under the Salary amount stipulated in this clause.
FIFTH: “THE WORK WEEK”:- “THE EMPLOYEE” shall be required to work 48 hours per week, which “THE COMPANY” shall distribute according to their needs and in accordance with Article 59 of the Federal Labor Law. “THE EMPLOYEE” hereby expressly agrees to render their services during the shifts and/or schedules “THE COMPANY” requires, according to the needs of same, and that “THE COMPANY” may change said shifts and/or schedules to obtain the best performance and productivity for the benefit of both parties.
SIXTH: “EXTRA HOURS” AND “OVERTIME”.- “THE EMPLOYEE” hereby expressly agrees to render their services during extra hours when “THE COMPANY” so requires, under the terms and conditions set forth by Articles 66, 67, and 69 of the Federal Labor Law. Both parties also hereby agree that “THE EMPLOYEE” shall not work any extra hours without the respective written authorization or order issued by “THE COMPANY”. Therefore, “THE EMPLOYEE” expressly acknowledges that their right to receive payment for overtime shall be reliant on the aforementioned requisite.
SEVENTH: “CONFIDENTIALITY”.- Under the terms of Articles 134 and 135 of the Federal Labor Law, the parties hereby agree that both during the effective period of this agreement and following the termination or rescission of same, “THE EMPLOYEE” shall be obligated to not disclose, use, or benefit from personally or through third parties, any and all information related to the business, activities, and/or operations of “THE COMPANY” that “THE EMPLOYEE” may and/or has had access to by reason of the present employment relationship; nor shall “THE EMPLOYEE” reveal any information, directly or indirectly, verbal or written, regarding the methods, systems, and/or activities of any nature related to “THE COMPANY”, during the development of their activities. “THE EMPLOYEE” shall also not disclose the content of any and all documents, studies, programs, proposals, or computer programs, etc., and in general any and all documents that may have been provided during the performance of their services. “THE EMPLOYEE” shall also be obligated to not benefit personally, or through third parties, from any patent, trademark, and/or copyright property of “THE COMPANY”.
EIGHTH: “MEDICAL EXAMINATIONS”.- “THE EMPLOYEE” is hereby obligated to submit to any and all medical certifications and/or examinations required by “THE COMPANY”, at any time. In the event the results of any medical certification and/or examination practiced on “THE EMPLOYEE” show that “THE EMPLOYEE” has knowingly deceived “THE COMPANY” with regards to their state of health, “THE COMPANY” may terminate the employment relation at no liability to “THE COMPANY”, “THE EMPLOYEE” hereby acknowledging the content and scope of this clause as a critical hiring condition.
NINTH: “GENERAL CONDITIONS”.- The parties hereby expressly agree to be subject to the general conditions of employment under which “THE COMPANY” operates, and also to the technical and administrative rules “THE COMPANY” has developed for the execution and coordination of tasks, and to all other internal policies. “THE EMPLOYEE” is hereby obligated to observe, respect, and adhere to each and every one of the policies, guidelines, and provisions imposed by the Internal Labor Regulation issued by “THE COMPANY”, a copy of which has been delivered to “THE EMPLOYEE”, implying that on signing hereunder, “THE EMPLOYEE” expressly agrees to be subject to the terms contained in said regulation.
TENTH: “TRAINING”.- “THE COMPANY” shall train “THE EMPLOYEE”, in accordance with the training courses and programs “THE COMPANY” currently offers and has duly filed with the Ministry of Labor and Social Welfare, under the terms of the Federal Labor Law.
ELEVENTH: “VACATION TIME AND DAYS OFF”.- The parties hereby agree that “THE EMPLOYEE” shall have the right to vacation time after completion of one year of service, under the terms of the Federal Labor Law and in accordance with the respective program developed by “THE COMPANY”, defined as follows: 1 to 3 years of service, the Employee shall be granted 10 days vacation time, for 4 years of service this shall be 12 days vacation time, between 5 and 9 years of service, the Employee will be granted 14 days vacation time, and between 10 and 14 years of service, the Employee will be entitled to 16 vacation days. “THE EMPLOYEE” shall receive a vacation bonus equivalent to 50% of their corresponding salary during the vacation period. The remuneration for the vacation time shall be calculated on the monthly salary amount stipulated in the FOURTH clause herein.

Both parties also hereby accept and agree that “THE EMPLOYEE” will have one day off each week, of the calendar month, this day preferably being Sunday; however, “THE COMPANY” may change this day when so required to meet the needs of “THE COMPANY”; therefore, “THE EMPLOYEE” hereby grants their consent and will for “THE COMPANY” to exercise the foregoing under the abovementioned terms.
TWELFTH: “SENIORITY”.- For all corresponding legal purposes, “THE COMPANY” hereby acknowledges the start date for “THE EMPLOYEE” as APRIL 21, 2003.
THIRTEENTH: “THE EMPLOYEE” shall have the right to receive payment of an annual End of the Year Bonus equal to 30 days salary when “THE EMPLOYEE” has worked the whole year, otherwise, “THE EMPLOYEE” will only receive the amount proportionate to the time worked. Payment of this benefit shall be made before December 20 of each year.
Both parties hereby agree that any matter not considered in this agreement shall be governed by the provisions set forth by the Third Title of the Federal Labor Law and expressly submit any and all matters relating to compliance with, interpretation and execution of this agreement to the jurisdiction and authority of the Board of Arbitration and Conciliation in Mexico City, Mexico.
Having read this Agreement, the parties to same acknowledge its content and legal force, and sign by mutual agreement in Mexico City, Mexico on the 11th day of the month of September, 2003.

COMPANY	EMPLOYEE

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JUAN EZEQUIEL VERGARA KURI	CESAR ALFREDO POLACK BELAUNDE

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WITNESS	WITNESS
VICTOR MANUEL HUACUJA LEYZAOLA	LUIS MIGUEL LAVIN TORRES